Employee Benefit Plan, Related-Party and Party-in-Interest Transactions (Details) - XCEL 401(k)	12 Months Ended
Dec. 31, 2025 USD ($)
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Participant Loan Basis Spread On Variable Rate	0.01
EBP, Note Receivable from Participant, Account, Maximum Borrowing, Amount	$ 50,000
Employee Benefit Plan Note Receivable From Participant Account Maximum Borrowing Amount Percentage	50.00%
EBP, Note Receivable from Participant, Account, Minimum Borrowing, Amount	$ 1,000
EBP, Note Receivable from Participant
The Plan allows participants to borrow against funds held in their account in any amount greater than $1,000 but less than 50% of the participant’s vested account balance. In no event can a participant borrow more than $50,000 less the participant’s highest outstanding loan balance during the preceding 12 months. For most participants, only one outstanding loan is permitted at any time and may not exceed 5 years for a general-purpose loan or 15 years for a principal residence loan. The loan shall bear a rate of interest equal to the prime rate in effect on the first business day of the month in which the loan request is approved plus 1%, and stays in effect until the loan is repaid. Repayment of the loan plus interest is made through automatic payroll deductions and is credited to each participant’s account as paid. If a participant retires or terminates employment for any reason, the outstanding loan balance must be repaid within 90 days from date of termination. A terminated participant may elect to continue making monthly installment payments in accordance with the procedures established by the Plan Administrator.

A summary of the Plans' notes receivable as of Dec. 31, 2025 and 2024 is below:

	Dec. 31, 2025			Dec. 31, 2024
Interest rates on outstanding loans	4.25%	-	9.50%	4.25%	-	9.50%
Maturity range	2026	-	2040	2025	-	2039